Exhibit 10.79

Equity Transfer Agreement - Amendment 3

Transferor (Party A): Ambow Education Management (Hong Kong) Limited

Transferee (Party B): Beijing Shengkehua Technology Co., Ltd.

The First Transferred Entity (Party C): Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

The Second Transferred Entity (Party D): Suzhou Wenjian Venture Investment Management Consulting Co., Ltd. (“Suzhou Wenjian”)

(Collectively as the “Parties”)

According to the equity transfer agreement which was signed on August 31, 2017 among the Parties, the following supplementary terms are agreed and for all parties to abide by:

Consideration under term 2 of the master transfer agreement are revised as following:

2.1	As of the date of object equity interest transfer, Party A has a direct equity investment in Party C in the amount of RMB 222,540 thousand and an indirect investment in Party D in the amount of RMB 1,000 thousand. At the same time, Party A owns other net assets of Party C in the aggregate amount of RMB 210,229 thousand and other net assets of Party D in the amount of RMB 8,198 thousand. As a result Party A owns total net assets of Party C and Party D in the amount of RMB 441,967 thousand.
2.2	As of the date of object equity interest transfer, Party A has payables to Party C in the aggregate amount of RMB 579,499 thousand.
2.3	As agreed by Party A and Party B, Party A offset the payables to Party C with Party C’s net assets attributable to Party A as of the date of object equity interest transfer in the aggregate amount of RMB 441,967 thousand. After the offset, the payable balance due to Party C by Party A was RMB 137,532 thousand. The payment terms of such payables shall be agreed by amendment between Party A and Party B.
2.4	After offsetting as described in 2.3, considering the net assets of Party C and Party D attributable to Party A which used for the transfer is RMB nil, the consideration that Party B would pay to Party A is RMB nil.

PARTY A: Ambow Education Management (Hong Kong) Limited

Authorized Representative:
Signature:	/s/
Date: December 21, 2017

Party B: Beijing Shengkehua Technology Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: December 21, 2017

Party C: Beijing Ambow Online Software Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: December 21, 2017

Party D: Suzhou Wenjian Venture Investment Management Consulting Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: December 21, 2017